SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: February 8, 2005

                          ActiveCore Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Nevada                       000-30397                 65-6998896
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(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)          Identification No.)

                        156 Front Street West, Suite 210
                            Toronto, Ontario, M5J 2L6
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                    (Address of principal executive offices)

                                 (416)-252-6200
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[X] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

Section 8 - Other Events

On February 8, 2005 the company issued a press release with regard to the signing of a multi-year multi million dollar contract between its UK based subsidiary Twincentric Limited and an unnamed large UK based manufacturing firm. The name of the customer has been kept confidential at the request of the customer.

ITEM 7. EXHIBITS

Exhibit
Number      Description
---------   --------------------------------------------------------------------
10.1        Copy of Press Release


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2005                   IVP TECHNOLOGY CORPORATION


                                          By:   /s/ Peter J. Hamilton
                                                -------------------------------
                                          Name: Peter J. Hamilton
                                          Its:  President and CEO